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                                                                    Exhibit 23.1
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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of MTC Technologies, Inc. on Form S-1 of our report dated May 3, 2002, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP


Dayton, Ohio
May 3, 2002